OFFER TO PURCHASE AND CONTRACT

[Consult "Guidelines" (Form 2G) for guidance in completing this form]

For valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Buyer offers to purchase and Seller upon acceptance agrees to sell and convey the Property on the terms and conditions of this Offer To Purchase and Contract and any addendum or modification made in accordance with its terms (together the "Contract").

1. **TERMS AND DEFINITIONS:** The terms listed below shall have the respective meaning given them as set forth adjacent to each term.

(a) **"Seller":** WRIGHT'S PECAN GROVE MOBILE HOME PARK LIMITED PARTNERSHIP

(b) **"Buyer":** GUEST CAPITAL LLC

(c) **"Property":** The Property shall include all that real estate described below together with all appurtenances thereto including the improvements located thereon and the fixtures and personal property listed in Paragraphs 2 and 3 below. **NOTE:** If the Property will include a manufactured (mobile) home(s), Buyer and Seller should consider including the Manufactured (Mobile) Home provision in the Additional Provisions Addendum (Standard Form 2A11-T) with this offer.

Street Address: 5710 ORR RD 2
City: CHARLOTTE Zip: 28213
County: MECKLENBURG, North Carolina

NOTE: Governmental authority over taxes, zoning, school districts, utilities and mail delivery may differ from address shown.

Legal Description: (Complete *ALL* applicable)
Plat Reference: Lot/Unit ________, Block/Section ________, Subdivision/Condominium ________
________, as shown on Plat Book/Slide ________ at Page(s) ________
The PIN/PID or other identification number of the Property is: 04901105A
Other description: LEGAL DESCRIPTION ATTACHED
Some or all of the Property may be described in Deed Book 3098 at Page 231

(d) **"Purchase Price":**

$ 1,370,000	paid in U.S. Dollars upon the following terms:
$ ________	BY DUE DILIGENCE FEE made payable and delivered to Seller by the Effective Date.
$ 10,000	BY INITIAL EARNEST MONEY DEPOSIT made payable and delivered to Escrow Agent named in Paragraph 1(f) by ☐ cash ☐ personal check ☐ official bank check ☑ wire transfer, EITHER ☐ with this offer OR ☑ within five (5) days of the Effective Date of this Contract.
$ ________	BY (ADDITIONAL) EARNEST MONEY DEPOSIT made payable and delivered to Escrow Agent named in Paragraph 1(f) by cash or immediately available funds such as official bank check or wire transfer no later than ________, ***TIME BEING OF THE ESSENCE*** with regard to said date.
$ ________	BY ASSUMPTION of the unpaid principal balance and all obligations of Seller on the existing loan(s) secured by a deed of trust on the Property in accordance with the attached Loan Assumption Addendum (Standard Form 2A6-T).
$ ________	BY SELLER FINANCING in accordance with the attached Seller Financing Addendum (Standard Form 2A5-T).
$ ________	BY BUILDING DEPOSIT in accordance with the attached New Construction Addendum (Standard Form 2A3-T).
$ 1,360,000	BALANCE of the Purchase Price in cash at Settlement (some or all of which may be paid with the proceeds of a new loan).

Should Buyer fail to deliver either the Due Diligence Fee or any Initial Earnest Money Deposit by their due dates, or should any check or other funds paid by Buyer be dishonored, for any reason, by the institution upon which the payment is drawn, Buyer shall

Buyer initials [signature] ________ Seller initials DW ________

have one (1) banking day after written notice to deliver cash or immediately available funds to the payee. In the event Buyer does not timely deliver cash or immediately available funds, Seller shall have the right to terminate this Contract upon written notice to Buyer.

(e) **"Earnest Money Deposit":** The Initial Earnest Money Deposit, the Additional Earnest Money Deposit and any other earnest monies paid in connection with this transaction, hereinafter collectively referred to as "Earnest Money Deposit", shall be deposited and held in escrow by Escrow Agent until Closing, at which time it will be credited to Buyer, or until this Contract is otherwise terminated. In the event: (1) this offer is not accepted; or (2) a condition of any resulting contract is not satisfied, then the Earnest Money Deposit shall be refunded to Buyer. In the event of breach of this Contract by Seller, the Earnest Money Deposit shall be refunded to Buyer upon Buyer's request, but such return shall not affect any other remedies available to Buyer for such breach. In the event of breach of this Contract by Buyer, the Earnest Money Deposit shall be paid to Seller as liquidated damages and as Seller's sole and exclusive remedy for such breach, but without limiting Seller's rights under Paragraphs 4(d) and 4(e) for damage to the Property or Seller's right to retain the Due Diligence Fee. It is acknowledged by the parties that payment of the Earnest Money Deposit to Seller in the event of a breach of this Contract by Buyer is compensatory and not punitive, such amount being a reasonable estimation of the actual loss that Seller would incur as a result of such breach. The payment of the Earnest Money Deposit to Seller shall not constitute a penalty or forfeiture but actual compensation for Seller's anticipated loss, both parties acknowledging the difficulty determining Seller's actual damages for such breach. If legal proceedings are brought by Buyer or Seller against the other to recover the Earnest Money Deposit, the prevailing party in the proceeding shall be entitled to recover from the non-prevailing party reasonable attorney fees and court costs incurred in connection with the proceeding.

(f) **"Escrow Agent"** (insert name): STEWART TITLE GUARANTY COMPANY ATTN DANIELLE HOWELL

NOTE: In the event of a dispute between Seller and Buyer over the disposition of the Earnest Money Deposit held in escrow, a licensed real estate broker ("Broker") is required by state law (and Escrow Agent, if not a Broker, hereby agrees) to retain the Earnest Money Deposit in the Escrow Agent's trust or escrow account until Escrow Agent has obtained a written release from the parties consenting to its disposition or until disbursement is ordered by a court of competent jurisdiction. Alternatively, if a Broker or an attorney licensed to practice law in North Carolina ("Attorney") is holding the Earnest Money Deposit, the Broker or Attorney may deposit the disputed monies with the appropriate clerk of court in accordance with the provisions of N.C.G.S. §93A-12.

THE PARTIES AGREE THAT A REAL ESTATE BROKERAGE FIRM ACTING AS ESCROW AGENT MAY PLACE THE EARNEST MONEY DEPOSIT IN AN INTEREST BEARING TRUST ACCOUNT AND THAT ANY INTEREST EARNED THEREON SHALL BE DISBURSED TO THE ESCROW AGENT MONTHLY IN CONSIDERATION OF THE EXPENSES INCURRED BY MAINTAINING SUCH ACCOUNT AND RECORDS ASSOCIATED THEREWITH.

(g) **"Effective Date":** The date that: (1) the last one of Buyer and Seller has signed or initialed this offer or the final counteroffer, if any, and (2) such signing or initialing is communicated to the party making the offer or counteroffer, as the case may be. The parties acknowledge and agree that the initials lines at the bottom of each page of this Contract are merely evidence of their having reviewed the terms of each page, and that the complete execution of such initials lines shall not be a condition of the effectiveness of this Agreement.

(h) **"Due Diligence":** Buyer's opportunity during the Due Diligence Period to investigate the Property and the transaction contemplated by this Contract, including but not necessarily limited to the matters described in Paragraph 4 below, to decide whether Buyer, in Buyer's sole discretion, will proceed with or terminate the transaction.

(i) **"Due Diligence Fee":** A negotiated amount, if any, paid by Buyer to Seller with this Contract for Buyer's right to conduct Due Diligence during the Due Diligence Period. It shall be the property of Seller upon the Effective Date and shall be a credit to Buyer at Closing. The Due Diligence Fee shall be non-refundable except in the event of a material breach of this Contract by Seller, or if this Contract is terminated under Paragraph 8(n) or Paragraph 12, or as otherwise provided in any addendum hereto. Buyer and Seller each expressly waive any right that they may have to deny the right to conduct Due Diligence or to assert any defense as to the enforceability of this Contract based on the absence or alleged insufficiency of any Due Diligence Fee, it being the intent of the parties to create a legally binding contract for the purchase and sale of the Property without regard to the existence or amount of any Due Diligence Fee.

(j) **"Due Diligence Period":** The period beginning on the Effective Date and extending through 5:00 p.m. on 120 DAYS FROM CONTRACT EXECUTION, EXTENDABLE 60 DAYS WITH ADDITIONAL $10,000 EARNEST MONEY DEPOSIT *TIME BEING OF THE ESSENCE* with regard to said date.

(k) **"Settlement":** The proper execution and delivery to the closing attorney of all documents necessary to complete the transaction contemplated by this Contract, including the deed, settlement statement, deed of trust and other loan or conveyance documents, and the closing attorney's receipt of all funds necessary to complete such transaction.

(l) **"Settlement Date":** The parties agree that Settlement will take place on WITHIN 30 DAYS OF DUE DILIGENCE PERIOD (the "Settlement Date"), unless otherwise agreed in writing, at a time and place designated by Buyer.

Buyer initials ________ ________ Seller initials DW ________

Untitled

(m) **"Closing":** The completion of the legal process which results in the transfer of title to the Property from Seller to Buyer, which includes the following steps: (1) the Settlement (defined above); (2) the completion of a satisfactory title update to the Property following the Settlement; (3) the closing attorney's receipt of authorization to disburse all necessary funds; and (4) recordation in the appropriate county registry of the deed(s) and deed(s) of trust, if any, which shall take place as soon as reasonably possible for the closing attorney after Settlement. Upon Closing, the proceeds of sale shall be disbursed by the closing attorney in accordance with the settlement statement and the provisions of Chapter 45A of the North Carolina General Statutes. If the title update should reveal unexpected liens, encumbrances or other title defects, or if the closing attorney is not authorized to disburse all necessary funds, then the Closing shall be suspended and the Settlement deemed delayed under Paragraph 13 (Delay in Settlement/Closing).

WARNING: The North Carolina State Bar has determined that the performance of most acts and services required for a closing constitutes the practice of law and must be performed only by an attorney licensed to practice law in North Carolina. State law prohibits unlicensed individuals or firms from rendering legal services or advice. Although non-attorney settlement agents may perform limited services in connection with a closing, they may not perform all the acts and services required to complete a closing. A closing involves significant legal issues that should be handled by an attorney. Accordingly it is the position of the North Carolina Bar Association and the North Carolina Association of REALTORS® that all buyers should hire an attorney licensed in North Carolina to perform a closing.

(n) **"Special Assessments":** A charge against the Property by a governmental authority in addition to ad valorem taxes and recurring governmental service fees levied with such taxes, or by an owners' association in addition to any regular assessment (dues), either of which may be a lien against the Property. A Special Assessment may be either proposed or confirmed.

"Proposed Special Assessment": A Special Assessment that is under formal consideration but which has not been approved prior to Settlement.

"Confirmed Special Assessment": A Special Assessment that has been approved prior to Settlement whether or not it is fully payable at time of Settlement.

2. **FIXTURES AND EXCLUSIONS.**

(a) **Items Leased or Not Owned:** Any item which is leased or not owned by Seller, such as fuel tanks, antennas, satellite dishes and receivers, appliances, and alarm and security systems must be identified here and shall not convey: ______________________________
____
____.

(b) **Specified Items:** Unless identified in subparagraph (d) below the following items, if any, are deemed fixtures and are included in the Purchase Price free of liens: range/stove/oven, any built-in appliances, light fixtures, ceiling fans, attached floor coverings, blinds, shades, drapery rods and curtain rods, brackets and all related hardware, window and door screens, storm windows, combination doors, awnings, antennas, satellite dishes and receivers, mounting brackets for televisions and for speakers and all related hardware, burglar/fire/smoke/carbon monoxide alarms and security systems, pool and spa equipment, solar energy systems, attached fireplace screens, gas logs, fireplace inserts, electric garage door openers with controls, outdoor plants and trees (other than in movable containers), basketball goals, storage sheds, mailboxes, attached wall and/or door mirrors, fuel tank(s) whether attached or buried and including any contents that have not been used, removed or resold to the fuel provider as of Settlement*, landscape and/or foundation lighting, invisible fencing including all related equipment, lawn irrigation systems and all related equipment, and water softener/conditioner and filter equipment.

(c) **Other Fixtures/Unspecified items:** Unless identified in subparagraph (d) below, any other item legally considered a fixture is included in the Purchase Price free of liens.

(d) **Other Items That Do Not Convey:** The following items shall not convey (*identify those items to be excluded under subparagraphs (b) and (c)*): ______________________________
____.

Seller shall repair any damage caused by removal of any items excepted above.

***NOTE:** Seller's use, removal or resale of fuel in any fuel tank is subject to Seller's obligation under Paragraph 8(c) to provide working, existing utilites through the earlier of Closing or possession by Buyer.

3. **PERSONAL PROPERTY:** The following personal property shall be transferred to Buyer at no value at Closing: ______________
____.

Buyer initials [signature] ______ Seller initials DW ______

(**NOTE:** Buyer is advised to consult with Buyer's lender to assure that the Personal Property items listed above can be included in this Contract.)

4. **BUYER'S DUE DILIGENCE PROCESS:**

(a) **Loan:** During the Due Diligence Period, Buyer, at Buyer's expense, shall be entitled to pursue qualification for and approval of the Loan if any.

NOTE: Buyer is advised to consult with Buyer's lender prior to signing this offer to assure that the Due Diligence Period allows sufficient time for the appraisal to be completed and for Buyer's lender to provide Buyer sufficient information to decide whether to proceed with or terminate the transaction since the Loan is not a condition of the Contract.

(b) **Property Investigation:** During the Due Diligence Period, Buyer or Buyer's agents or representatives, at Buyer's expense, shall be entitled to conduct all desired tests, surveys, appraisals, investigations, examinations and inspections of the Property as Buyer deems appropriate, including but NOT limited to the following:

(i) **Inspections:** Inspections to determine the condition of any improvements on the Property, the presence of unusual drainage conditions or evidence of excessive moisture adversely affecting any improvements on the Property, the presence of asbestos or existing environmental contamination, evidence of wood-destroying insects or damage therefrom, and the presence and level of radon gas on the Property.

(ii) **Review of Documents:** Review of the Declaration of Restrictive Covenants, Bylaws, Articles of Incorporation, Rules and Regulations, and other governing documents of any applicable owners' association and/or subdivision. If the Property is subject to regulation by an owners' association, it is recommended that Buyer review the completed Residential Property and Owners' Association Disclosure Statement provided by Seller prior to signing this offer. It is also recommended that the Buyer determine if the owners' association charges fees for confirming owners' association information and restrictive covenant compliance.

(iii) **Insurance:** Investigation of the availability and cost of insurance for the Property. DW

(iv) **Appraisals:** An appraisal of the Property.

(v) **Survey:** A survey to determine whether the property is suitable for Buyer's intended use and the location of easements, setbacks, property boundaries and other issues which may or may not constitute title defects.

(vi) **Zoning and Governmental Regulation:** Investigation of current or proposed zoning or other governmental regulation that may affect Buyer's intended use of the Property, adjacent land uses, planned or proposed road construction, and school attendance zones.

(vii) **Flood Hazard:** Investigation of potential flood hazards on the Property, and/or any requirement to purchase flood insurance in order to obtain the Loan.

(viii) **Utilities and Access:** Availability, quality, and obligations for maintenance of utilities including water, sewer, electric, gas, communication services, stormwater management, and means of access to the Property and amenities.

(ix) **Streets/Roads:** Investigation of the status of the street/road upon which the Property fronts as well as any other street/road used to access the Property, including: (1) whether any street(s)/road(s) are public or private, (2) whether any street(s)/road(s) designated as public are accepted for maintenance by the State of NC or any municipality, or (3) if private or not accepted for public maintenance, the consequences and responsibility for maintenance and the existence, terms and funding of any maintenance agreements.

(x) **Fuel Tank:** Inspections to determine the existence, type and ownership of any fuel tank located on the Property.

(**NOTE:** Buyer is advised to consult with the owner of any leased fuel tank regarding the terms under which Buyer may lease the tank and obtain fuel.)

(c) **Repair/Improvement Negotiations/Agreement:** Buyer acknowledges and understands that unless the parties agree otherwise, THE PROPERTY IS BEING SOLD IN ITS CURRENT CONDITION. Buyer and Seller acknowledge and understand that they may, but are not required to, engage in negotiations for repairs/improvements to the Property. Buyer is advised to make any repair/improvement requests in sufficient time to allow repair/improvement negotiations to be concluded prior to the expiration of the Due Diligence Period. Any agreement that the parties may reach with respect to repairs/improvements shall be considered an obligation of the parties and is an addition to this Contract and as such, must be in writing and signed by the parties in accordance with Paragraph 20.

(**NOTE:** See Paragraph 8(c), Access to Property/Walk-Through Inspection, and Paragraph 8(m), Negotiated Repairs/Improvements.)

(d) **Buyer's Obligation to Repair Damage:** Buyer shall, at Buyer's expense, promptly repair any damage to the Property resulting from any activities of Buyer and Buyer's agents and contractors, but Buyer shall not be responsible for any damage caused by accepted practices either approved by the N.C. Home Inspector Licensure Board or applicable to any other N.C. licensed professional performing reasonable appraisals, tests, surveys, examinations and inspections of the Property. This repair obligation shall survive any termination of this Contract.

(e) **Indemnity:** Buyer will indemnify and hold Seller harmless from all loss, damage, claims, suits or costs, which shall arise out of any contract, agreement, or injury to any person or property as a result of any activities of Buyer and Buyer's agents and contractors relating to the Property except for any loss, damage, claim, suit or cost arising out of pre-existing conditions of the Property and/or out of Seller's negligence or willful acts or omissions. This indemnity shall survive this Contract and any termination hereof.

(f) **Buyer's Right to Terminate:** Buyer shall have the right to terminate this Contract for any reason or no reason, by delivering to Seller written notice of termination (the "Termination Notice") during the Due Diligence Period (or any agreed-upon written extension of the Due Diligence Period), ***TIME BEING OF THE ESSENCE***. If Buyer timely delivers the Termination Notice, this Contract shall be terminated and the Earnest Money Deposit shall be refunded to Buyer.

WARNING: If Buyer is not satisfied with the results or progress of Buyer's Due Diligence, Buyer should terminate this Contract, *prior to the expiration of the Due Diligence Period,* unless Buyer can obtain a written extension from Seller. SELLER IS NOT

OBLIGATED TO GRANT AN EXTENSION. Although Buyer may continue to investigate the Property following the expiration of the Due Diligence Period, Buyer's failure to deliver a Termination Notice to Seller prior to the expiration of the Due Diligence Period shall constitute a waiver by Buyer of any right to terminate this Contract based on any matter relating to Buyer's Due Diligence. Provided however, following the Due Diligence Period, Buyer may still exercise a right to terminate if Seller fails to materially comply with any of Seller's obligations under Paragraph 8 of this Contract or for any other reason permitted under the terms of this Contract or North Carolina law.

(g) **CLOSING SHALL CONSTITUTE ACCEPTANCE OF THE PROPERTY IN ITS THEN EXISTING CONDITION UNLESS PROVISION IS OTHERWISE MADE IN WRITING.**

5. **BUYER REPRESENTATIONS:**

(a) **Loan:** Buyer ☐ does ☑ does not have to obtain a new loan in order to purchase the Property. If Buyer is obtaining a new loan, Buyer intends to obtain a loan as follows: ☐ FHA ☐ VA (attach FHA/VA Financing Addendum) ☐ Conventional ☐ Other: ______________________ loan at a ☐ Fixed Rate ☐ Adjustable Rate in the principal amount of ______________ plus any financed VA Funding Fee or FHA MIP for a term of ________________ year(s), at an initial interest rate not to exceed __________ % per annum (the "Loan").

NOTE: Buyer's obligations under this Contract are not conditioned upon obtaining or closing any loan. If Buyer represents that Buyer does not have to obtain a new loan in order to purchase the Property, Seller is advised, prior to signing this offer, to obtain documentation from Buyer which demonstrates that Buyer will be able to close on the Property without the necessity of obtaining a new loan.

(b) **Other Property:** Buyer ☐ does ☑ does not have to sell or lease other real property in order to qualify for a new loan or to complete purchase.

(**NOTE:** This Contract is not conditioned upon the sale of Buyer's property unless a contingent sale addendum such as Standard Form 2A2-T is made a part of this Contract.)

(c) **Performance of Buyer's Financial Obligations:** To the best of Buyer's knowledge, there are no other circumstances or conditions existing as of the date of this offer that would prohibit Buyer from performing Buyer's financial obligations in accordance with this Contract, except as may be specifically set forth herein.

(d) **Residential Property and Owners' Association Property Disclosure Statement** (*check only one*):

☐ Buyer has received a signed copy of the N.C. Residential Property and Owners' Association Disclosure Statement prior to the signing of this offer.

☐ Buyer has NOT received a signed copy of the N.C. Residential Property and Owners' Association Disclosure Statement prior to the signing of this offer and shall have the right to terminate or withdraw this Contract without penalty (including a refund of any Due Diligence Fee) prior to WHICHEVER OF THE FOLLOWING EVENTS OCCURS FIRST: (1) the end of the third calendar day following receipt of the Disclosure Statement; (2) the end of the third calendar day following the date the Contract was made; or (3) Settlement or occupancy by Buyer in the case of a sale or exchange.

☐ Exempt from N.C. Residential Property and Owners' Association Disclosure Statement because (SEE GUIDELINES): _______
____.

(e) **Mineral and Oil and Gas Rights Mandatory Disclosure Statement** (*check only one*):

☐ Buyer has received a signed copy of the N.C. Mineral and Oil and Gas Rights Mandatory Disclosure Statement prior to the signing of this offer.

☒ Buyer has NOT received a signed copy of the N.C. Mineral and Oil and Gas Rights Mandatory Disclosure Statement prior to the signing of this offer and shall have the right to terminate or withdraw this Contract without penalty (including a refund of any Due Diligence Fee) prior to WHICHEVER OF THE FOLLOWING EVENTS OCCURS FIRST: (1) the end of the third calendar day following receipt of the Disclosure Statement; (2) the end of the third calendar day following the date the Contract was made; or (3) Settlement or occupancy by Buyer in the case of a sale or exchange.

☐ Exempt from N.C. Mineral and Oil and Gas Rights Mandatory Disclosure Statement because (SEE GUIDELINES): ____________________.

Buyer's receipt of a Mineral and Oil and Gas Rights Mandatory Disclosure Statement does not modify or limit the obligations of Seller under Paragraph 8(g) of this Contract and shall not constitute the assumption or approval by Buyer of any severance of mineral and/or oil and gas rights, except as may be assumed or specifically approved by Buyer in writing.

(**NOTE:** The parties are advised to consult with a NC attorney prior to signing this Contract if severance of mineral and/or oil and gas rights has occurred or is intended.)

6. **BUYER OBLIGATIONS:**

(a) **Owners' Association Fees/Charges:** Buyer shall be responsible for the payment of any fees charged by an owners' association for information relating to Buyer's Due Diligence other than those fees to be paid by Seller under Paragraph 8(j).

(b) **Responsibility for Proposed Special Assessments:** Buyer shall take title subject to all Proposed Special Assessments.

(c) **Responsibility for Certain Costs:** Buyer shall be responsible for all costs with respect to any loan obtained by Buyer, appraisal, title search, title insurance, recording the deed and for preparation and recording of all instruments required to secure the balance of the Purchase Price unpaid at Settlement.

(d) **Authorization to Disclose Information:** Buyer authorizes the Buyer's lender(s), the parties' real estate agent(s) and closing attorney: (1) to provide this Contract to any appraiser employed by Buyer or by Buyer's lender(s); and (2) to release and disclose any buyer's closing disclosure, settlement statement and/or disbursement summary, or any information therein, to the parties to this transaction, their real estate agent(s) and Buyer's lender(s).

7. **SELLER REPRESENTATIONS:**

(a) **Ownership:** Seller represents that Seller:

☒ has owned the Property for at least one year.

☐ has owned the Property for less than one year.

☐ does not yet own the Property.

(b) **Lead-Based Paint** *(check if applicable)*:

☐ The Property is residential and was built prior to 1978 (Attach Lead-Based Paint or Lead-Based Paint Hazards Disclosure Addendum {Standard Form 2A9-T}).

(c) **Assessments:** To the best of Seller's knowledge there are no Proposed Special Assessments except as follows (Insert "None" or the identification of such assessments, if any): ____________________.
Seller warrants that there are no Confirmed Special Assessments except as follows (Insert "None" or the identification of such assessments, if any): ____________________.

(d) **Owners' Association(s) and Dues:** Seller authorizes and directs any owners' association, any management company of the owners' association, any insurance company and any attorney who has previously represented the Seller to release to Buyer, Buyer's agents, representative, closing attorney or lender true and accurate copies of the following items affecting the Property, including any amendments:

- Seller's statement of account
- master insurance policy showing the coverage provided and the deductible amount
- Declaration and Restrictive Covenants
- Rules and Regulations
- Articles of Incorporation

- Bylaws of the owners' association
- current financial statement and budget of the owners' association
- parking restrictions and information
- architectural guidelines

The name, address and telephone number of the president of the owners' association or the association manager is: ______________

Owners' association website address, if any: ______________

The name, address and telephone number of the president of the owners' association or the association manager is: ______________

Owners' association website address, if any: ______________

8. **SELLER OBLIGATIONS:**

(a) **Evidence of Title and Payoff Statement(s):** Seller agrees to use best efforts to deliver to Buyer as soon as reasonably possible after the Effective Date, copies of all title information in possession of or available to Seller, including but not limited to: title insurance policies, attorney's opinions on title, surveys, covenants, deeds, notes and deeds of trust, leases, and easements relating to the Property. Seller shall provide to the closing attorney all information needed to obtain a written payoff statement from any lender(s) regarding any security interest in the Property as soon as reasonably possible after the Effective Date, and Seller designates the closing attorney as Seller's agent with express authority to request and obtain on Seller's behalf payoff statements and/or short-pay statements from any such lender(s).

(b) **Authorization to Disclose Information:** Seller authorizes: (1) any attorney presently or previously representing Seller to release and disclose any title insurance policy in such attorney's file to Buyer and both Buyer's and Seller's agents and attorneys; (2) the Property's title insurer or its agent to release and disclose all materials in the Property's title insurer's (or title insurer's agent's) file to Buyer and both Buyer's and Seller's agents and attorneys and (3) the closing attorney to release and disclose any seller's closing disclosure, settlement statement and/or disbursement summary, or any information therein, to the parties to this transaction, their real estate agent(s) and Buyer's lender(s).

(c) **Access to Property/Walk-Through Inspection:** Seller shall provide reasonable access to the Property (including working, existing utilities) through the earlier of Closing or possession by Buyer, including, but not limited to, allowing Buyer an opportunity to conduct a final walk-through inspection of the Property.

(d) **Removal of Seller's Property:** Seller shall remove, by the date possession is made available to Buyer, all personal property which is not a part of the purchase and all garbage and debris from the Property.

(e) **Affidavit and Indemnification Agreement:** Seller shall furnish at Settlement an affidavit(s) and indemnification agreement(s) in form satisfactory to Buyer and Buyer's title insurer, if any, executed by Seller and any person or entity who has performed or furnished labor, services, materials or rental equipment to the Property within 120 days prior to the date of Settlement and who may be entitled to claim a lien against the Property as described in N.C.G.S. §44A-8 verifying that each such person or entity has been paid in full and agreeing to indemnify Buyer, Buyer's lender(s) and Buyer's title insurer against all loss from any cause or claim arising therefrom.

(f) **Designation of Lien Agent, Payment and Satisfaction of Liens:** If required by N.C.G.S. §44A-11.1, Seller shall have designated a Lien Agent, and Seller shall deliver to Buyer as soon as reasonably possible a copy of the appointment of Lien Agent. All deeds of trust, deferred ad valorem taxes, liens and other charges against the Property, not assumed by Buyer, must be paid and satisfied by Seller prior to or at Settlement such that cancellation may be promptly obtained following Closing. Seller shall remain obligated to obtain any such cancellations following Closing.

(g) **Good Title, Legal Access:** Seller shall execute and deliver a GENERAL WARRANTY DEED for the Property in recordable form no later than Settlement, which shall convey fee simple marketable and insurable title, without exception for mechanics' liens, and free of any other liens, encumbrances or defects, including those which would be revealed by a current and accurate survey of the Property, except: ad valorem taxes for the current year (prorated through the date of Settlement); utility easements and unviolated covenants, conditions or restrictions that do not materially affect the value of the Property; and such other liens, encumbrances or defects as may be assumed or specifically approved by Buyer in writing. The Property must have legal access to a public right of way.

(**NOTE:** Buyer's failure to terminate this Contract prior to the expiration of the Due Diligence Period as a result of any encumbrance or defect that is or would have been revealed by a title examination of the Property or a current and accurate survey shall not relieve Seller of any obligation under this subparagraph.)

(**NOTE:** If any sale of the Property may be a "short sale," consideration should be given to attaching a Short Sale Addendum (Standard Form 2A14-T) as an addendum to this Contract.)

(h) **Deed, Taxes and Fees:** Seller shall pay for preparation of a deed and all other documents necessary to perform Seller's obligations under this Contract, and for state and county excise taxes, and any deferred, discounted or rollback taxes, and local conveyance fees required by law. The deed is to be made to: GUEST CAPITAL LLC OR ASSIGNS

(i) **Agreement to Pay Buyer Expenses:** Seller shall pay at Settlement $ __________ toward any of Buyer's expenses associated with the purchase of the Property, including any FHA/VA lender and inspection costs that Buyer is not permitted to pay, less any portion disapproved by Buyer's lender.

NOTE: Examples of Buyer's expenses associated with the purchase of the Property include, but are not limited to, discount points, loan origination fees, appraisal fees, attorney's fees, inspection fees, and "pre-paids" (taxes, insurance, owners' association dues, etc.).

(j) **Owners' Association Fees/Charges:** Seller shall pay: (i) any fees required for confirming Seller's account payment information on owners' association dues or assessments for payment or proration; (ii) any transfer or similar fee imposed by the owners' association; and (iii) fees incurred by Seller in completing the Residential Property and Owners' Association Disclosure Statement.

(k) **Payment of Confirmed Special Assessments:** Seller shall pay all Confirmed Special Assessments, if any, provided that the amount thereof can be reasonably determined or estimated.

(l) **Late Listing Penalties:** All property tax late listing penalties, if any, shall be paid by Seller.

(m) **Negotiated Repairs/Improvements:** Negotiated repairs/improvements shall be made in a good and workmanlike manner and Buyer shall have the right to verify same prior to Settlement.

(n) **Seller's Failure to Comply or Breach:** If Seller fails to materially comply with any of Seller's obligations under this Paragraph 8 or Seller materially breaches this Contract, and Buyer elects to terminate this Contract as a result of such failure or breach, then the Earnest Money Deposit and the Due Diligence Fee shall be refunded to Buyer and Seller shall reimburse to Buyer the reasonable costs actually incurred by Buyer in connection with Buyer's Due Diligence without affecting any other remedies. If legal proceedings are brought by Buyer against Seller to recover the Earnest Money Deposit, the Due Diligence Fee and/or the reasonable costs actually incurred by Buyer in connection with Buyer's Due Diligence, the prevailing party in the proceeding shall be entitled to recover from the non-prevailing party reasonable attorney fees and court costs incurred in connection with the proceeding.

9. **PRORATIONS AND ADJUSTMENTS:** Unless otherwise provided, the following items shall be prorated through the date of Settlement and either adjusted between the parties or paid at Settlement:

(a) **Taxes on Real Property:** Ad valorem taxes and recurring governmental service fees levied with such taxes on real property shall be prorated on a calendar year basis;

(b) **Taxes on Personal Property:** Ad valorem taxes on personal property for the entire year shall be paid by Seller unless the personal property is conveyed to Buyer, in which case, the personal property taxes shall be prorated on a calendar year basis;

(c) **Rents:** Rents, if any, for the Property;

(d) **Dues:** Owners' association regular assessments (dues) and other like charges.

10. **HOME WARRANTY:** Select one of the following:

☑ No home warranty is to be provided by Seller.

☐ Buyer may obtain a one-year home warranty at a cost not to exceed $ __________ and Seller agrees to pay for it at Settlement.

☐ Seller has obtained and will provide a one-year home warranty from __________ at a cost of $ __________ and will pay for it at Settlement.

(**NOTE:** Home warranties typically have limitations on and conditions to coverage. Refer specific questions to the home warranty company.)

11. **CONDITION OF PROPERTY AT CLOSING:** Buyer's obligation to complete the transaction contemplated by this Contract shall be contingent upon the Property being in substantially the same or better condition at Closing as on the date of this offer, reasonable wear and tear excepted.

12. **RISK OF LOSS:** The risk of loss or damage by fire or other casualty prior to Closing shall be upon Seller. If the improvements on the Property are destroyed or materially damaged prior to Closing, Buyer may terminate this Contract by written notice delivered to Seller or Seller's agent and the Earnest Money Deposit and any Due Diligence Fee shall be refunded to Buyer. In the event Buyer does NOT elect to terminate this Contract, Buyer shall be entitled to receive, in addition to the Property, any of Seller's insurance proceeds payable on account of the damage or destruction applicable to the Property being purchased. Seller is advised not to cancel existing insurance on the Property until after confirming recordation of the deed.

13. **DELAY IN SETTLEMENT/CLOSING:** Absent agreement to the contrary in this Contract or any subsequent modification thereto, if a party is unable to complete Settlement by the Settlement Date but intends to complete the transaction and is acting in good faith and with reasonable diligence to proceed to Settlement ("Delaying Party"), and if the other party is ready, willing and able to complete Settlement on the Settlement Date ("Non-Delaying Party") then the Delaying Party shall give as much notice as possible to the Non-Delaying Party and closing attorney and shall be entitled to a delay in Settlement. If the parties fail to complete Settlement and Closing within fourteen (14) days of the Settlement Date (including any amended Settlement Date agreed to in writing by the parties) or to otherwise extend the Settlement Date by written agreement, then the Delaying Party shall be in breach and the Non-Delaying Party may terminate this Contract and shall be entitled to enforce any remedies available to such party under this Contract for the breach.

14. **POSSESSION:** Possession, including all means of access to the Property (keys, codes, garage door openers, etc.), shall be delivered upon Closing as defined in Paragraph 1(m) unless otherwise provided below:

- ☐ A Buyer Possession Before Closing Agreement is attached (Standard Form 2A7-T)
- ☐ A Seller Possession After Closing Agreement is attached (Standard Form 2A8-T)
- ☐ Possession is subject to rights of tenant(s) (**NOTE:** Consider attaching Additional Provisions Addendum (Form 2A-11-T) or Vacation Rental Addendum (Form 2A13-T))

15. **OTHER PROVISIONS AND CONDITIONS:** CHECK ALL STANDARD ADDENDA THAT MAY BE A PART OF THIS CONTRACT, IF ANY, AND ATTACH HERETO. ITEMIZE ALL OTHER ADDENDA TO THIS CONTRACT, IF ANY, AND ATTACH HERETO. **NOTE:** UNDER NORTH CAROLINA LAW, REAL ESTATE BROKERS ARE NOT PERMITTED TO DRAFT CONDITIONS OR CONTINGENCIES TO THIS CONTRACT.

- ☐ Additional Provisions Addendum (Form 2A11-T)
- ☐ Additional Signatures Addendum (Form 3-T)
- ☐ Back-Up Contract Addendum (Form 2A1-T)
- ☐ Contingent Sale Addendum (Form 2A2-T)
- ☐ FHA/VA Financing Addendum (Form 2A4-T)
- ☐ Lead-Based Paint Or Lead-Based Paint Hazard Addendum (Form 2A9-T)
- ☐ Loan Assumption Addendum (Form 2A6-T)
- ☐ New Construction Addendum (Form 2A3-T)
- ☐ Seller Financing Addendum (Form 2A5-T)
- ☐ Short Sale Addendum (Form 2A14-T)
- ☐ Vacation Rental Addendum (Form 2A13-T)
- ☐ OTHER: ______________________________

16. **ASSIGNMENTS:** This Contract may ~~not~~ be assigned without the written consent of all parties ~~except in connection with a tax-deferred exchange, but if assigned by agreement,~~ then this Contract shall be binding on the assignee and assignee's heirs and successors.

17. **TAX-DEFERRED EXCHANGE:** In the event Buyer or Seller desires to effect a tax-deferred exchange in connection with the conveyance of the Property, Buyer and Seller agree to cooperate in effecting such exchange; provided, however, that the exchanging party shall be responsible for all additional costs associated with such exchange, and provided further, that a non-exchanging party shall not assume any additional liability with respect to such tax-deferred exchange. Buyer and Seller shall execute such additional documents, including assignment of this Contract in connection therewith, at no cost to the non-exchanging party, as shall be required to give effect to this provision.

18. **PARTIES:** This Contract shall be binding upon and shall inure to the benefit of Buyer and Seller and their respective heirs, successors and assigns. As used herein, words in the singular include the plural and the masculine includes the feminine and neuter genders, as appropriate.

19. **SURVIVAL:** If any provision herein contained which by its nature and effect is required to be observed, kept or performed after the Closing, it shall survive the Closing and remain binding upon and for the benefit of the parties hereto until fully observed, kept or performed.

Buyer initials ________ ________ Seller initials DW ________

20. **ENTIRE AGREEMENT:** This Contract contains the entire agreement of the parties and there are no representations, inducements or other provisions other than those expressed herein. All changes, additions or deletions hereto must be in writing and signed by all parties. Nothing contained herein shall alter any agreement between a REALTOR® or broker and Seller or Buyer as contained in any listing agreement, buyer agency agreement, or any other agency agreement between them.

21. **CONDUCT OF TRANSACTION:** The parties agree that any action between them relating to the transaction contemplated by this Contract may be conducted by electronic means, including the signing of this Contract by one or more of them and any notice or communication given in connection with this Contract. Any written notice or communication may be transmitted to any mailing address, e-mail address or fax number set forth in the "Notice Information" section below. Any notice or communication to be given to a party herein, and any fee, deposit or other payment to be delivered to a party herein, may be given to the party or to such party's agent. Seller and Buyer agree that the "Notice Information" and "Acknowledgment of Receipt of Monies" sections below shall not constitute a material part of this Contract, and that the addition or modification of any information therein shall not constitute a rejection of an offer or the creation of a counteroffer.

22. **EXECUTION:** This Contract may be signed in multiple originals or counterparts, all of which together constitute one and the same instrument.

23. **COMPUTATION OF DAYS/TIME OF DAY:** Unless otherwise provided, for purposes of this Contract, the term "days" shall mean consecutive calendar days, including Saturdays, Sundays, and holidays, whether federal, state, local or religious. For the purposes of calculating days, the count of "days" shall begin on the day following the day upon which any act or notice as provided in this Contract was required to be performed or made. Any reference to a date or time of day shall refer to the date and/or time of day in the State of North Carolina.

THE NORTH CAROLINA ASSOCIATION OF REALTORS®, INC. AND THE NORTH CAROLINA BAR ASSOCIATION MAKE NO REPRESENTATION AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION OF THIS FORM IN ANY SPECIFIC TRANSACTION. IF YOU DO NOT UNDERSTAND THIS FORM OR FEEL THAT IT DOES NOT PROVIDE FOR YOUR LEGAL NEEDS, YOU SHOULD CONSULT A NORTH CAROLINA REAL ESTATE ATTORNEY BEFORE YOU SIGN IT.

This offer shall become a binding contract on the Effective Date. Unless specifically provided otherwise, Buyer's failure to timely deliver any fee, deposit or other payment provided for herein shall not prevent this offer from becoming a binding contract, provided that any such failure shall give Seller certain rights to terminate the contract as described herein or as otherwise permitted by law.

Date: 4/26/16	Date: 5/5/2016
Buyer: GUEST CAPITAL LLC	Seller: Wright's Pecan Grove Mobile Home Village LP
Date:	Date:
Buyer:	Seller:
Entity Buyer: GUEST CAPITAL LLC	Entity Seller: Wright's Pecan Grove Mobile Home Village LP
(Name of LLC/Corporation/Partnership/Trust/etc.)	(Name of LLC/Corporation/Partnership/Trust/etc.)
By: [signature]	By: Donald M. Wright
Name: RAYMOND M. GEE	Name: Donald M. Wright
Title: MANAGER	Title: Partner
Date: 4/26/16	Date: 5/5/2016

NOTICE INFORMATION

NOTE: INSERT THE ADDRESS AND/OR ELECTRONIC DELIVERY ADDRESS EACH PARTY AND AGENT APPROVES FOR THE RECEIPT OF ANY NOTICE CONTEMPLATED BY THIS CONTRACT. INSERT "N/A" FOR ANY WHICH ARE NOT APPROVED.

BUYER NOTICE ADDRESS:

Mailing Address: 136 MAIN STREET
PINEVILLE, NC 28134

Buyer Fax#:

Buyer E-mail: adam@guestcapital.com

~~SELLING~~ BUYER AGENT NOTICE ADDRESS:

Firm Name: ARODS REALTY LLC
Acting as ☒ Buyer's Agent ☐ Seller's (sub)Agent ☐ Dual Agent

Mailing Address: 136 MAIN STREET
PINEVILLE NC 28134

Individual ~~Selling~~ BUYER Agent: ALEX RODRIGUEZ
☐ Acting as a Designated Dual Agent (check only if applicable)

License #: 238357

~~Selling~~ SELLER Agent Phone#: 704 907 4752

~~Selling~~ Agent Fax#:

~~Selling~~ SELLER Agent E-mail: alex.rodriguez1@carolina.rr.com

SELLER NOTICE ADDRESS:

Mailing Address: PO Box 23213
Charlotte, NC 28227

Seller Fax#:

Seller E-mail: dmwright1@live.com

LISTING AGENT NOTICE ADDRESS:

Firm Name:
Acting as ☐ Seller's Agent ☐ Dual Agent

Mailing Address:

Individual Listing Agent:
☐ Acting as a Designated Dual Agent (check only if applicable)

License #:

Listing Agent Phone#:

Listing Agent Fax#:

Listing Agent E-mail:

[THIS SPACE INTENTIONALLY LEFT BLANK]

ACKNOWLEDGMENT OF RECEIPT OF MONIES

Seller: ____ ("Seller")

Buyer: ____ ("Buyer")

Property Address: ____ ("Property")

☐ **LISTING AGENT ACKNOWLEDGMENT OF RECEIPT OF DUE DILIGENCE FEE**

Paragraph 1(d) of the Offer to Purchase and Contract between Buyer and Seller for the sale of the Property provides for the payment to Seller of a Due Diligence Fee in the amount of $ __________________ , receipt of which Listing Agent hereby acknowledges.

Date: ______________________ Firm: ______________________

By: ______________________
(Signature)

____
(Print name)

☐ **SELLER ACKNOWLEDGMENT OF RECEIPT OF DUE DILIGENCE FEE**

Paragraph 1(d) of the Offer to Purchase and Contract between Buyer and Seller for the sale of the Property provides for the payment to Seller of a Due Diligence Fee in the amount of $ __________________ , receipt of which Seller hereby acknowledges.

Date ______________________ Seller: ______________________
(Signature)

Date ______________________ Seller: ______________________
(Signature)

☐ **ESCROW AGENT ACKNOWLEDGMENT OF RECEIPT OF INITIAL EARNEST MONEY DEPOSIT**

Paragraph 1(d) of the Offer to Purchase and Contract between Buyer and Seller for the sale of the Property provides for the payment to Escrow Agent of an Initial Earnest Money Deposit in the amount of $ __________________ . Escrow Agent as identified in Paragraph 1(f) of the Offer to Purchase and Contract hereby acknowledges receipt of the Initial Earnest Money Deposit and agrees to hold and disburse the same in accordance with the terms of the Offer to Purchase and Contract.

Date ______________________ Firm: ______________________

By: ______________________
(Signature)

____
(Print name)

☐ **ESCROW AGENT ACKNOWLEDGMENT OF RECEIPT OF (ADDITIONAL) EARNEST MONEY DEPOSIT**

Paragraph 1(d) of the Offer to Purchase and Contract between Buyer and Seller for the sale of the Property provides for the payment to Escrow Agent of an (Additional) Earnest Money Deposit in the amount of $ __________________ . Escrow Agent as identified in Paragraph 1(f) of the Offer to Purchase and Contract hereby acknowledges receipt of the (Additional) Earnest Money Deposit and agrees to hold and disburse the same in accordance with the terms of the Offer to Purchase and Contract.

Date ______________________ Firm: ______________________

By: ______________________
(Signature)

____
(Print name)

EXHIBIT A

BEGINNING at a point on the southerly margin of Orr Road said point being 588.23 ft. from the southerly intersection of Orr Road and North Tryon Street. From the point of beginning S. 56-26 E. 850 ft. to a point; thence, S. 41-18 W. 488 ft. to a point; thence, S. 87-10 W. 293 ft. to a point; thence, N. 46-02 W. 680 ft. to a point thence N. 33-18 E. 547.08 ft. to the point or place of BEGINNING. Containing 10.71 acres more or less and being a part of the same property conveyed to Grantors herein under deed dated May 22, 1969 filed May 29, 1969 in the Mecklenburg County Registry in Deed Book 3098 at Page 231.

BUYER INITIALS [signature] SELLER INITIALS DW

ADDITIONAL PROVISIONS ADDENDUM

Property: WRIGHTS PECAN GROVE MOBILE HOME PARK

Seller: WRIGHTS PECAN GROVE MOBILE HOME PARK LIMITED PARTNERSHIP

Buyer: GUEST CAPITAL LLC

This Addendum is attached to and made a part of the Offer to Purchase and Contract ("Contract") between Seller and Buyer for the Property.

NOTE: All of the following provisions which are marked with an "X" shall apply to the attached Offer to Purchase and Contract or Offer to Purchase and Contract - Vacant Lot/Land ("Contract"). Those provisions marked "N/A" shall not apply.

1. ________ **EXPIRATION OF OFFER:** This offer shall expire unless unconditional acceptance is delivered to Buyer on or before ________ ☐ AM ☐ PM, on ________________, ***TIME BEING OF THE ESSENCE***, or until withdrawn by Buyer, whichever occurs first.

2. ________ (To be used with Offer to Purchase and Contract Form 2-T only) **SEPTIC SYSTEM INSTALLATION/ MODIFICATION:** As a part of the Buyer's Due Diligence, Buyer intends to obtain an Improvement Permit or written evaluation from the County Health Department ("County") for a (check only ONE) ☐ conventional or ☐ other ________________ ground absorption sewage system for a ______ bedroom home. Except for the costs for clearing the Property, all costs and expenses of obtaining such Permit or written evaluation shall be borne by Buyer unless otherwise agreed. Seller shall be responsible for clearing that portion of the Property required by the County to perform its tests and/or inspections by no later than ________________ (**NOTE**: *Insert a date that will allow testing to be completed prior to the end of the Due Diligence Period.)*

3. ________ **RENTAL/INCOME/INVESTMENT PROPERTY:** The Property shall be conveyed subject to existing leases and/or rights of tenants. Seller shall deliver to Buyer on or before ________________, true and complete copies of all existing leases, rental agreements, outstanding tenant notices, written statements of all oral tenant agreements, statement of all tenant's deposits, uncured defaults by Seller or tenants, and claims made by or to tenants, if any *(**NOTE:** Insert a date that will allow review to be completed prior to the end of the Due Diligence Period).* **NOTE:** DO NOT USE THIS PROVISION FOR PROPERTY SUBJECT TO THE NORTH CAROLINA VACATION RENTAL ACT. A VACATION RENTAL ADDENDUM SHOULD BE USED IN SUCH CASES.

4. ________ **AGREED-UPON REPAIRS AND/OR IMPROVEMENTS:** Seller agrees, prior to Settlement Date and at Seller's expense, to complete the following items: ________________

   Buyer shall have the right to verify, prior to Settlement, that the above items have been completed in a good and workmanlike manner.

5. X **MANUFACTURED (MOBILE) HOME:** The Property shall include the following manufactured (mobile) home(s) located on the Property: VIN(s): ________________ or ☐ VIN(s) unknown Other description (*year, model, etc.*): ________________

IN THE EVENT OF A CONFLICT BETWEEN THIS ADDENDUM AND THE CONTRACT, THIS ADDENDUM SHALL CONTROL, EXCEPT THAT IN THE CASE OF SUCH A CONFLICT AS TO THE DESCRIPTION OF THE PROPERTY OR THE IDENTITY OF THE BUYER OR SELLER, THE CONTRACT SHALL CONTROL.

THE NORTH CAROLINA ASSOCIATION OF REALTORS®, INC. AND THE NORTH CAROLINA BAR ASSOCIATION MAKE NO REPRESENTATION AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION OF THIS FORM IN ANY SPECIFIC TRANSACTION. IF YOU DO NOT UNDERSTAND THIS FORM OR FEEL THAT IT DOES NOT PROVIDE FOR YOUR LEGAL NEEDS, YOU SHOULD CONSULT A NORTH CAROLINA REAL ESTATE ATTORNEY BEFORE YOU SIGN IT.

Date: 4/26/16	Date: 5/5/2016
Buyer ____________ (SEAL)	Seller *Donald M. Wright* (SEAL)
Date: ____________	Date: ____________
Buyer ____________ (SEAL)	Seller ____________ (SEAL)
Date: ____________	Date: ____________
Buyer ____________ (SEAL)	Seller ____________ (SEAL)

STANDARD FORM 2A11-T
Revised 7/2012